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Exhibit 10.18

AMENDMENT NO. 2 TO
EXECUTIVE MANAGEMENT AGREEMENT

        This Amendment No. 2 to Executive Management Agreement (this "Amendment") is made and entered into as of November 14, 2002, by and between Magnetek, Inc. (the "Company"), a Delaware corporation, and The Spectrum Group, Inc. ("Spectrum"), a California corporation.

WITNESSETH

        WHEREAS, the Company and Spectrum entered into a five-year Executive Management Agreement dated as of July 1, 1994 (the "Agreement") which would have expired by its terms on July 1, 1999; and

        WHEREAS, the Board of Directors of the Company adopted certain resolutions as of May 5, 1999 extending the Agreement through June 30, 2000; and

        WHEREAS, the Company and Spectrum previously amended the Agreement extending the Agreement through December 31, 2002; and

        WHEREAS, the Company and Spectrum at this time desire to amend the Agreement so as to extend it through December 31, 2005.

AGREEMENT

        NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Company and Spectrum agree as follows:

  1.
  Section 1.A of the Amended Agreement (?) is hereby amended by deleting the words "December 31, 2002" and replacing them with the words "December 31, 2005".

  2.
  Section 3 of the Agreement is hereby amended by deleting the words "July 1, 1999" and replacing them with the words "December 31, 2005". (Should this again reference the amendment that extended the term to 2002?)

  3.
  Except as amended hereby, the Agreement remains in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Executive Management Agreement as of the date first above written.

MAGNETEK, INC.

By:

THE SPECTRUM GROUP, INC.

By:

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  Exhibit 10.18
AMENDMENT NO. 2 TO EXECUTIVE MANAGEMENT AGREEMENT